              (LETTERHEAD OF FREEMAN & VESSILLO, C.P.A., P.C.)



NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, VA 22182-2738

Re: Consent of  Freeman & Vessillo C.P.A., P.C.
    with respect to the audit of Chateau Gardens

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Apartment Investment and Management Company ("AIMCO") for the registration of shares of its Class A Common Stock and to the incorporation by reference therein of our report dated February 7, 1997 with respect to the audit of Chateau Gardens for the year ended December 31, 1996, included in AIMCO's Current Report on Form 8-K/A (as amended to date), dated June 3, 1997, and filed with the Securities and Exchange Commission.

                             FREEMAN & VESSILLO, C.P.A., P.C.

                             /s/ Freeman & Vessillo, C.P.A., P.C.


New York, NY
September 22, 1997

              (LETTERHEAD OF FREEMAN & VESSILLO, C.P.A., P.C.)


NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, VA 22182-2738

Re: Consent of  Freeman & Vessillo C.P.A., P.C.
    with respect to the audit of Club Apartment Associates

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Apartment Investment and Management Company ("AIMCO") for the registration of shares of its Class A Common Stock and to the incorporation by reference therein of our report dated February 5, 1997 with respect to the audit of Club Apartment Associates for the year ended December 31, 1996, included in AIMCO's Current Report on Form 8-K/A (as amended to date), dated June 3, 1997, and filed with the Securities and Exchange Commission.

                             FREEMAN & VESSILLO, C.P.A., P.C.

                             /s/ Freeman & Vessillo, C.P.A., P.C.



New York, NY
September 22, 1997

              (LETTERHEAD OF FREEMAN & VESSILLO, C.P.A., P.C.)


NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, VA 22182-2738

Re: Consent of  Freeman & Vessillo C.P.A., P.C.
    with respect to the audit of Country Villa Associates, L.P.

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Apartment Investment and Management Company ("AIMCO") for the registration of shares of its Class A Common Stock and to the incorporation by reference therein of our report dated February 9, 1997 with respect to the audit of Country Villa Associates, L.P. for the year ended December 31, 1996, included in AIMCO's Current Report on Form 8-K/A (as amended to date), dated June 3, 1997, and filed with the Securities and Exchange Commission.

                             FREEMAN & VESSILLO, C.P.A., P.C.

                             /s/ Freeman & Vessillo, C.P.A., P.C.




New York, NY
September 22, 1997

              (LETTERHEAD OF FREEMAN & VESSILLO, C.P.A., P.C.)


NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, VA 22182-2738

Re: Consent of  Freeman & Vessillo C.P.A., P.C.
    with respect to the audit of Countrybrook Associates

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Apartment Investment and Management Company ("AIMCO") for the registration of shares of its Class A Common Stock and to the incorporation by reference therein of our report dated February 1, 1997 with respect to the audit of Countrybrook Associates for the year ended December 31, 1996, included in AIMCO's Current Report on Form 8-K/A (as amended to date), dated June 3, 1997, and filed with the Securities and Exchange Commission.

                             FREEMAN & VESSILLO, C.P.A., P.C.

                             /s/ Freeman & Vessillo, C.P.A., P.C.




New York, NY
September 22, 1997

              (LETTERHEAD OF FREEMAN & VESSILLO, C.P.A., P.C.)


NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, VA 22182-2738

Re: Consent of  Freeman & Vessillo C.P.A., P.C.
    with respect to the audit of Cross Creek Limited Partnership

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Apartment Investment and Management Company ("AIMCO") for the registration of shares of its Class A Common Stock and to the incorporation by reference therein of our report dated February 1, 1997 with respect to the audit of Cross Creek Limited Partnership for the year ended December 31, 1996, included in AIMCO's Current Report on Form 8-K/A (as amended to date), dated June 3, 1997, and filed with the Securities and Exchange Commission.

                             FREEMAN & VESSILLO, C.P.A., P.C.

                             /s/ Freeman & Vessillo, C.P.A., P.C.




New York, NY
September 22, 1997

              (LETTERHEAD OF FREEMAN & VESSILLO, C.P.A., P.C.)


NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, VA 22182-2738

Re: Consent of  Freeman & Vessillo C.P.A., P.C.
    with respect to the audit of Grandland Realty Associates, Ltd.

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Apartment Investment and Management Company ("AIMCO") for the registration of shares of its Class A Common Stock and to the incorporation by reference therein of our report dated February 4, 1997 with respect to the audit of Grandland Realty Associates, Ltd. for the year ended December 31, 1996, included in AIMCO's Current Report on Form 8-K/A (as amended to date), dated June 3, 1997, and filed with the Securities and Exchange Commission.

                             FREEMAN & VESSILLO, C.P.A., P.C.

                             /s/ Freeman & Vessillo, C.P.A., P.C.




New York, NY
September 22, 1997

              (LETTERHEAD OF FREEMAN & VESSILLO, C.P.A., P.C.)



NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, VA 22182-2738

Re: Consent of  Freeman & Vessillo C.P.A., P.C.
    with respect to the audit of Kemar Townhouse Associates, L.P.

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Apartment Investment and Management Company ("AIMCO") for the registration of shares of its Class A Common Stock and to the incorporation by reference therein of our report dated February 3, 1997 with respect to the audit of Kemar Townhouse Associates, L.P. for the year ended December 31, 1996, included in AIMCO's Current Report on Form 8-K/A (as amended to date), dated June 3, 1997, and filed with the Securities and Exchange Commission.

                             FREEMAN & VESSILLO, C.P.A., P.C.

                             /s/ Freeman & Vessillo, C.P.A., P.C.




New York, NY
September 22, 1997

              (LETTERHEAD OF FREEMAN & VESSILLO, C.P.A., P.C.)


NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, VA 22182-2738

Re: Consent of  Freeman & Vessillo C.P.A., P.C.
    with respect to the audit of Lakeland East Limited Partnership

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Apartment Investment and Management Company ("AIMCO") for the registration of shares of its Class A Common Stock and to the incorporation by reference therein of our report dated February 3, 1997 with respect to the audit of Lakeland East Limited Partnership for the year ended December 31, 1996, included in AIMCO's Current Report on Form 8-K/A (as amended to date), dated June 3, 1997, and filed with the Securities and Exchange Commission.

                             FREEMAN & VESSILLO, C.P.A., P.C.

                             /s/ Freeman & Vessillo, C.P.A., P.C.




New York, NY
September 22, 1997

              (LETTERHEAD OF FREEMAN & VESSILLO, C.P.A., P.C.)


NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, VA 22182-2738

Re: Consent of  Freeman & Vessillo C.P.A., P.C.
    with respect to the audit of Marten Manor Realty Associates L.P.

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Apartment Investment and Management Company ("AIMCO") for the registration of shares of its Class A Common Stock and to the incorporation by reference therein of our report dated February 3, 1997 with respect to the audit of Marten Manor Realty Associates L.P. for the year ended December 31, 1996, included in AIMCO's Current Report on Form 8-K/A (as amended to date), dated June 3, 1997, and filed with the Securities and Exchange Commission.

                             FREEMAN & VESSILLO, C.P.A., P.C.

                             /s/ Freeman & Vessillo, C.P.A., P.C.




New York, NY
September 22, 1997